Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Amended and Restated Supplement dated December 31, 2020, to the
GMO Trust Prospectus, dated June 30, 2020

GMO Emerging Country Debt Fund

The sections captioned “Shareholder fees” and “Example” on page 92 of the Prospectus are replaced with the following:

Shareholder fees

(fees paid directly from your investment)

	Class III	Class IV
Purchase premium (as a percentage of amount invested)	1.00%	1.00%
Redemption fee (as a percentage of amount redeemed)	1.00%	1.00%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class III	$258	$384	$522	$923	$155	$271	$399	$770

Class IV	$253	$369	$495	$864	$150	$256	$371	$710

The “Average Annual Total Returns” table on page 95 of the Prospectus is replaced with the following:

Average Annual Total Returns

Periods Ending December 31, 2019

	1 Year	5 Years	10 Years	Incept.
Class III				4/19/94
Return Before Taxes	12.01%	6.19%	9.24%	13.65%
Return After Taxes on Distributions	9.10%	3.11%	5.83%	8.59%
Return After Taxes on Distributions and Sale of Fund Shares	7.09%	3.33%	5.75%	8.66%
J.P. Morgan EMBI Global Diversified + (Composite index) (Fund benchmark)[a]	14.42%	5.88%	6.57%	9.85%
J.P. Morgan EMBI Global (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)[a]	14.42%	5.88%	6.57%	9.91%
Class IV				1/9/98
Return Before Taxes	12.08%	6.23%	9.30%	10.70%
J.P. Morgan EMBI Global Diversified + (Composite index) (Fund benchmark)[a]	14.42%	5.88%	6.57%	8.24%
J.P. Morgan EMBI Global (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)[a]	14.42%	5.88%	6.57%	8.31%

a Effective March 1, 2020, the Fund changed its benchmark from the J.P. Morgan EMBI Global to the J.P. Morgan EMBI Global Diversified because GMO believes the J.P. Morgan EMBI Global Diversified is more appropriate in light of the Fund’s investment strategy. In order to present a performance comparison that tracks changes in the Fund’s benchmark over time, the J.P. Morgan EMBI Global Diversified + (Composite index) is shown in the table above and reflects the performance of  (i) the J.P. Morgan EMBI through 8/31/1995, (ii) the J.P. Morgan EMBI Plus through 12/31/1999, (iii) the J.P. Morgan EMBI Global through 2/29/2020 and (iv) the J.P. Morgan EMBI Global Diversified thereafter.

GMO Emerging Country Debt Shares Fund

The sections captioned “Shareholder fees” and “Example” on page 96 of the Prospectus are replaced with the following:

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	1.00%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%	1.00%[1]

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the fee waiver and expense reimbursement noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares
	1 Year	3 Years	1 Year	3 Years
Class R6	$258	$576	$155	$465
Class I	$268	$607	$165	$496

The “Average Annual Total Returns” table on page 100 of the Prospectus is replaced with the following:

Average Annual Total Returns

Periods Ending December 31, 2019

	1 Year	5 Years	10 Years	Inception
Class I				4/19/94 *
Return Before Taxes	11.33%	5.97%	9.08%	13.51%
Return After Taxes on Distributions	8.32%	2.77%	5.53%	8.40%
Return After Taxes on Distributions and Sale of Fund Shares	6.70%	3.10%	5.55%	8.52%
Class R6				4/19/94 *
Return Before Taxes	11.44%	6.08%	9.19%	13.63%
J.P. Morgan EMBI Global Diversified + (Composite index) (reflects no deduction for fees, expenses, or taxes)[a]	14.42%	5.88%	6.57%	9.85%
J.P. Morgan EMBI Global (reflects no deduction for fees, expenses, or taxes)[b]	14.42%	5.88%	6.57%	9.91%

* Inception date for ECDF (Class III shares).

a Fund’s benchmark effective March 1, 2020. In order to present a performance comparison that tracks changes in the Fund’s benchmark over time, the J.P. Morgan EMBI Global Diversified + (Composite index) is shown in the table above and reflects the performance of  (i) the J.P. Morgan EMBI through 8/31/1995, (ii) the J.P. Morgan EMBI Plus through 12/31/1999, (iii) the J.P. Morgan EMBI Global through 2/29/2020 and (iv) the J.P. Morgan EMBI Global Diversified thereafter.

b Effective March 1, 2020, ECDF changed its benchmark from the J.P. Morgan EMBI Global to the J.P. Morgan EMBI Global Diversified because GMO believes the J.P. Morgan EMBI Global Diversified is more appropriate in light of ECDF’s investment strategy.

GMO Multi-Sector Fixed Income Fund

The fund summary for GMO Multi-Sector Fixed Income Fund beginning on page 86 of the Prospectus is replaced with the following:

Investment objective

Total return in excess of that of its benchmark, the Bloomberg Barclays U.S. Aggregate Index.

Fees and expenses

The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses

(expenses that you bear each year as a percentage of the value of your investment)

	Class III	Class IV	Class R6	Class I
Management fee	0.40%[1]	0.35%[1]	0.40%[1]	0.40	%1
Other expenses	0.05%	0.05%	0.05%	0.15	%3
Acquired fund fees and expenses (underlying fund expenses)	0.16%[2]	0.16%[2]	0.16%[2]	0.16	%2
Total annual fund operating expenses	0.61%	0.56%	0.61%	0.71%
Expense reimbursement/waiver	(0.16)%[1]	(0.16)%[1]	(0.16)%[1]	(0.16)%[1,3]
Total annual fund operating expenses after expense reimbursement/ waiver (Fund and underlying fund expenses)	0.45%	0.40%	0.45%	0.55%

1 Includes both management fee of 0.25% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2021 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

2 Consists of approximately 0.15% in underlying fund fees and expenses, less than 0.01% in interest expense incurred by underlying funds, and 0.01% in purchase premiums and redemption fees paid to underlying funds.

3 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders exceed 0.10% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2021 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class III	$46	$179	$324	$747
Class IV	$41	$163	$297	$686
Class R6	$46	$179	$324	$747
Class I	$56	$211	$379	$867

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 29, 2020, the Fund’s portfolio turnover rate (excluding short-term investments) was 285% of the average value of its portfolio. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 29, 2020, excluding transactions in U.S. Treasury Fund and other short-term investments, was 215% of the average value of its portfolio.

Principal investment strategies

The Fund’s investment program has two principal components. One component seeks to achieve a return commensurate with that of the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by making investments that often will not track its benchmark. These investments principally include global interest rate and currency derivatives and indirect (through other GMO Funds and exchange-traded funds (ETFs)) and direct investments in asset-backed, corporate, government and emerging country debt securities. This second component can cause the Fund’s performance to differ significantly from that of its benchmark.

In deciding what investments to make in global interest rate and currency markets and the size of those investments, GMO uses a quantitative approach that considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). GMO evaluates the relative attractiveness of particular markets and instruments using various fixed income risk premium measures, which typically include term structure, foreign exchange, volatility, credit, liquidity and other risks. GMO also may consider the relative attractiveness of yield curve and duration positions in these markets. In addition, GMO seeks to identify opportunities arising from unusual market conditions not otherwise identified by its quantitative models and uses various portfolio construction techniques to manage risk.

In making decisions regarding credit investments, GMO seeks to take advantage of its proprietary investment models to opportunistically allocate the Fund’s assets among credit sectors (e.g., investment grade and high yield) and to systematically identify investments within those credit sectors with the best risk/return profiles.

The factors GMO considers and investment methods GMO uses can change over time. In pursuing its investment program, the Fund may make investments in: (i) bonds denominated in various currencies, including non-U.S. and U.S. government bonds and corporate bonds; (ii) shares of Opportunistic Income Fund (to provide exposure to credit (particularly, asset-backed) markets); (iii) shares of Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities); (iv) ETFs; and (v) shares of U.S. Treasury Fund, money market funds unaffiliated with GMO, and the types of investments typically held by money market funds. The Fund may also engage in short sales and invest in derivatives, including without limitation, to-be-announced transactions, futures contracts, currency and interest rate options, currency forwards, repurchase agreements and reverse repurchase agreements, and swap contracts, such as swaps on securities and securities indices, total return swaps, interest rate swaps, and currency swaps, and other types of derivatives.

As a result primarily of its investment in shares of Opportunistic Income Fund and ECDF, the Fund has and expects to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade (below investment grade debt investments are sometimes referred to as “high yield” or “junk bonds,” although these terms are not generally used to refer to emerging country debt securities or asset-backed securities).

GMO normally seeks to maintain an annualized tracking error (standard deviation) relative to the Fund’s benchmark of 1-3% over a complete market cycle and an estimated interest rate duration within 2 years of the benchmark’s duration (approximately 6 years as of 5/31/20). For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Bond Funds — Duration.”

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds (see “Name Policies”). The term “bond” includes (i) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

The Fund may invest in securities of companies of any market capitalization. In addition, the Fund may lend its portfolio securities. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. Leverage is not a principal component of the Fund’s investment strategy. However, because of its derivative positions, the Fund may at times have gross investment exposure in excess of its net assets (i.e. the Fund may be leveraged) and therefore may be subject to heightened risk of loss during those times. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”

•	Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).

•	Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligations to pay principal and interest or otherwise to honor their obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligors’ failure to meet their payment obligations or in anticipation of such failure. Below investment grade investments have speculative characteristics, and negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than issuers of investment grade investments.

•	Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements or characteristics. In addition, they are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•	Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•	Market Risk – Asset-Backed Securities – The market price of asset-backed securities, like that of other fixed income investments with complex structures, can decline for a variety of reasons, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, creditworthiness of any credit-support provider, and reliability of various other service providers with access to the payment stream), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

•	Futures Contracts Risk – The risk of loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and the Fund might be unable to effect closing transactions to terminate its exposure to the contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. contracts.

•   Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, the increase in fees and expenses of an underlying fund or a reallocation of the Fund’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses.

•   Non-U.S. Investment Risk – The market prices of many non-U.S. securities (particularly of companies tied economically to emerging countries) fluctuate more than those of U.S. securities. Many non-U.S. securities markets (particularly emerging markets) are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties in obtaining and enforcing legal judgments) tend to be greater for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities, and often are more volatile than the economies of developed countries.

•   Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•   Focused Investment Risk – Investments focused in countries, regions, sectors, industries, asset classes, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated, such as the Fund’s investments in non-U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans), are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•   Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet that request.

•   Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•   Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, terrorism) may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could reduce the value of the Fund’s investments.

•   Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, there are no Class R6 shares or Class I shares outstanding or such shares have not been outstanding for a full calendar year. The returns information below is for the Fund’s Class III shares. Class R6 and Class I shares would have substantially similar annual returns to Class III shares because they invest in the same portfolio of securities. Their annual returns would differ from Class III shares to the extent that they bear different expenses. While Class R6 shares are expected to bear the same expenses as Class III shares, Class I shares bear higher expenses than Class III shares and therefore would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class III Shares

Years Ending December 31

Highest Quarter: 4.42% (1Q2010)

Lowest Quarter: –3.57% (2Q2013)

Year-to-Date (as of 3/31/20): 1.31%

	1 Year	5 Years	10 Years	Incept.
Class III				4/30/97
Return Before Taxes	9.64%	3.14%	5.70%	5.33%
Return After Taxes on Distributions	7.26%	1.29%	3.68%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	5.76%	1.56%	3.58%	3.07%
Bloomberg Barclays U.S. Aggregate Index (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%	5.16%
Class IV				7/26/05
Return Before Taxes	9.65%	3.22%	5.76%	4.24%
Bloomberg Barclays U.S. Aggregate Index (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%	4.20%

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Rates and FX	Jason Hotra (since 2016)	Co-Head, Developed Rates and FX Team and co-Head of Multi-Sector Fixed Income Strategy, GMO.
Developed Rates and FX	Riti Samanta (since June 2020)	Portfolio Manager, Head of Systematic Credit and co-Head of Multi-Sector Fixed Income Strategy, GMO.

Purchase and sale of Fund shares

Under ordinary circumstances, you may purchase the Fund’s shares directly from GMO Trust (the “Trust”) on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) when markets in which the Fund has significant investment exposure are also open for business. In addition, some brokers and agents are authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).

Each of Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans and other omnibus accounts, and (iii) any other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. There is no minimum investment amount to purchase Class R6 shares or Class I shares.

Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) when markets in which the Fund has significant investment exposure are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

U.S. tax information

The Fund has elected to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.

Financial intermediary compensation

The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker or other financial intermediary and salesperson to recommend the Fund over another investment. GMO also makes payments to financial intermediaries for the sale of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.

Additional information

For important additional information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 154 of this Prospectus.

The table beginning on page 175 of the Prospectus identifying the senior member(s) of the Investment Team with primary responsibility for managing the investments of each Fund is replaced with the following:

Funds	Senior Member	Title; Business Experience During Past 5 Years
Asset Allocation Funds1, Implementation Fund1, and Asset Allocation Bond Fund	Ben Inker	Head, Asset Allocation Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.
	John Thorndike	Portfolio Manager, Asset Allocation Team, GMO. Mr. Thorndike has been responsible for overseeing the portfolio management of asset allocation portfolios since 2015.
Alternative Allocation Fund[1]	Ben Inker	See above.
	B.J. Brannan	Portfolio Manager, Asset Allocation Team, GMO. Mr. Brannan has been responsible for overseeing the portfolio management of Alternative Allocation Fund since 2019.
	Matt Kadnar	Portfolio Manager, Asset Allocation Team, GMO. Mr. Kadnar has been responsible for overseeing the portfolio management of Alternative Allocation Fund since 2019.
Multi-Sector Fixed Income Fund	Jason Hotra	Co-Head, Developed Rates and FX Team, and co-Head, Multi-Sector Fixed Income Strategy, GMO. Mr. Hotra has been responsible for providing portfolio management services to GMO’s developed rates and FX portfolios since June 2015. Previously, Mr. Hotra was a portfolio manager at Convexity Capital Management.
	Riti Samanta	Head, Systematic Credit, and co-Head, Multi-Sector Fixed Income Strategy, GMO. Dr. Samanta has been responsible for providing portfolio management services to GMO's systematic credit and multi-sector fixed income portfolios since November 2018. Prior to joining GMO in 2018, she was the global head of systematic fixed income and a senior portfolio manager at State Street Global Advisors.
Opportunistic Income Fund and High Yield Fund	Joe Auth	Head, Structured Products Team, GMO. Mr. Auth has been responsible for providing portfolio management services to GMO’s structured credit portfolios since 2014 and high yield credit portfolios since 2017. Previously, Mr. Auth was a portfolio manager at Harvard Management Company.
International Equity Fund, Tax-Managed International Equities Fund, U.S. Equity Fund, and U.S. Small Cap Value Fund	Simon Harris	Head, Global Equity Team, GMO. Mr. Harris has been responsible for providing portfolio management and research services to GMO’s global equity portfolios since 1989. This includes his prior experience as head of GMO’s UK Equity Team and as co-CEO of GMO UK Ltd.
	Josh White	Portfolio Manager, Global Equity Team, GMO. Mr. White has been responsible for providing portfolio management and research services to GMO’s global equity portfolios since 2015.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Risk Premium Fund	Simon Harris	See above.
	Van Le	Portfolio Manager, Global Equity Team, GMO. Mr. Le has been responsible for providing portfolio management and research services to GMO’s global equity portfolios since 2017. Mr. Le previously provided research services for the GMO asset allocation portfolios beginning in 2015.
Emerging Country Debt Fund and Emerging Country Debt Shares Fund	Tina Vandersteel

Head, Emerging Country Debt Team, GMO.

Ms. Vandersteel has been in this role since October 2015. Ms. Vandersteel has been responsible for providing research and portfolio management services for this and other emerging country debt portfolios at GMO since 2004.

Emerging Domestic Opportunities Fund	Amit Bhartia	Portfolio Manager, Emerging Markets Equity Team, GMO Singapore. Mr. Bhartia has been responsible for providing portfolio management and research services to this and GMO’s other emerging markets equity portfolios since 1995 and has overseen the portfolio management of GMO’s emerging domestic opportunity equity portfolios since 2011.
	Arjun Divecha	Head, Emerging Markets Equity Team, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.
Emerging Markets Fund	Warren Chiang	Portfolio Manager, Emerging Markets Equity Team, GMO. Mr. Chiang has been responsible for overseeing the portfolio management of these emerging markets equity portfolios since June 2015. Previously, Mr. Chiang was Managing Director, Head of Active Equity Strategies at Mellon Capital Management.
	Amit Bhartia	See above.
	Arjun Divecha	See above.
Quality Fund and Cyclical Focus Fund	Thomas Hancock	Head, Focused Equity Team, GMO. Dr. Hancock was responsible for overseeing the portfolio management of GMO’s international developed market and global equity portfolios beginning in 1998 and was Co-Head of the Global Equity Team from 2009 to September 2015.
	Ty Cobb	Portfolio Manager, Focused Equity Team, GMO. Mr. Cobb has been responsible for providing portfolio management and research services for global equity portfolios at GMO since 2003.
Anthony Hene

Portfolio Manager, Focused Equity Team, GMO.

Mr. Hene has been in this role since September 2015. Mr. Hene has been responsible for providing portfolio management and research services for this and other global equity portfolios at GMO since 1995.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Climate Change Fund and Resources Fund	Lucas White

Portfolio Manager, Focused Equity Team, GMO. Mr. White has been responsible for providing portfolio management and research services for this and GMO’s other Focused Equity portfolios since September 2015. Mr. White previously served in other capacities at GMO, including providing portfolio management for the GMO Quality Strategy, since joining GMO in 2006.

	Thomas Hancock	See above.
SGM Major Markets Fund	Jason Halliwell	Head, Systematic Global Macro Team, GMO. Mr. Halliwell has been responsible for overseeing the portfolio management of GMO’s systematic global macro portfolios since 1999.
Special Opportunities Fund	Tariq Ali	Portfolio Manager, Special Opportunities Team, GMO. Mr. Ali has been a research analyst on the Special Opportunities Team since 2011. He assumed portfolio management responsibilities in 2018.
Strategic Short-Term Fund and U.S. Treasury Fund	Tracey Keenan	Portfolio Manager, Short Duration Strategies Team and Fixed Income Trading Team Lead, GMO. Ms. Keenan has been responsible for overseeing the portfolio management of GMO’s short duration strategies since 2017. Ms. Keenan has been a member of the Fixed Income Trading Team since joining GMO in 2002.

1 For the Asset Allocation Funds, Implementation Fund, and Alternative Allocation Fund, allocations among asset classes are made by the Asset Allocation Team and specific security selections are made primarily by other Investment Teams in collaboration with the Asset Allocation Team. For example, equity securities within Implementation Fund may be selected by senior members of the Global Equity, Focused Equity or other GMO Investment Teams.

Amended and Restated Supplement dated December 31, 2020 to the
GMO Trust Statement of Additional Information dated June 30, 2020

The sub-section beginning on page 61 of the GMO Trust Statement of Additional Information dated June 30, 2020 (“SAI”) captioned “Emerging Domestic Opportunities Fund” in the section captioned “Investment Guidelines” is replaced with the following:

Emerging Domestic Opportunities Fund

(1) The Fund will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.)

(2) The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

For purposes of this guideline, swap contracts on financial instruments or rates are not considered to be commodities or commodity contracts.

(3) The Fund will not invest in securities classified as being in any one country in an amount that exceeds the greater of the following, each representing a percentage of the Fund’s net assets: (a) 30%; or (b) 15% more than the country’s weighting percentage within MSCI Emerging Markets Index. As an example, if the MSCI Emerging Markets Index’s country weight for China is 29%, the Fund will not invest more than 44% of its net assets in securities classified as being in China. For purposes of this guideline, a security’s country classification will be based on generally accepted industry standards, including but not limited to the issuer’s country of incorporation, primary listing or domicile, or other factors GMO believes to be relevant. For the avoidance of doubt, China A-Shares are classified as investments in China for purposes of this guideline.

(4) Excluding investments made for the purpose of equitizing cash (e.g., exchange-traded funds) or serving as cash substitutes (e.g., money market funds and GMO U.S. Treasury Fund), the Fund will not invest more than 10% of its net assets in pooled investment vehicles.

(5) The Fund will not invest more than the 20% of its net assets in securities classified as being in frontier market countries. Country classification will be based on generally accepted industry standards including, but not limited to, the issuer’s country of incorporation, primary listing, domicile and/or other factors GMO believes to be relevant.

For purposes of this guideline, frontier market countries are countries that are not included in the MSCI All Country World Index.

(6) Except for limited periods surrounding inflows and outflows, the Fund will not hold more than 10% of its net assets in cash, cash equivalents or cash substitutes (e.g., shares of money market funds or shares of U.S. Treasury Fund).

(7) The Fund will not invest more than 25% of its net assets in any one industry.

(8) The Fund will typically invest in at least fifty (50) different issuers.

The table entitled “Officers” beginning on page 83 of the SAI in the section captioned “Management of the Trust” is replaced with the following:

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jonathan Feigelson YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017-2019); Senior Managing Director, General Counsel, Head of Regulatory Affairs and Director of Corporate Governance at TIAA -CREF (2006-2016).

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Tara Pari YOB: 1976	Chief Executive Officer	Chief Executive Officer since November 2020	Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 to present).
Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013-September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present).
John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).
Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011-present).
Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007-present).
Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012-present).
Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).
Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President-Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015-present); Associate, K&L Gates LLP (September 2007-July 2015).
Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).
Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015-present).
Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006-November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015-present).
Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager (March 2016-present; Compliance Specialist, Grantham, Mayo, Van Otterloo & Co. LLC (November 2007-March 2016).

*Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Feigelson, each officer listed in the table above also serves as an officer of GMO Series Trust.

In the section captioned “Portfolio Management,” the tables appearing on pages 92-93  of the SAI that set forth information about the accounts overseen or managed by the senior members are replaced with the following:

Senior Member	Registered investment companies managed (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Tariq Ali	1	$286,174,331	1	$0	0	$0
Joe Auth	2	$1,010,113,942	0	$0	0	$0
Amit Bhartia	2	$4,032,293,152	3	$348,127,501	3	$918,299,074
B.J. Brannan	1	$235,001,706	1	$0	0	$0
Warren Chiang	1	$3,071,456,791	2	$203,926,179	1	$569,553,037
Ty Cobb	1	$6,284,307,297	1	$42,352,476	6	$2,931,271,782
Arjun Divecha	2	$4,032,293,152	3	$348,127,501	3	$918,299,074
Jason Halliwell	1	$851,843,472	6	$6,795,596,753	4	$455,797,383
Thomas Hancock	3	$6,921,348,422	5	$249,329,612	8	$3,058,079,727
Simon Harris	5	$3,984,803,093	1	$47,640,265	6	$894,617,337
Anthony Hene	1	$6,284,307,297	1	$42,352,476	6	$2,931,271,782
Jason Hotra	1	$530,265,393	2	$205,626,327	1	$71,815,725
Ben Inker	11	$12,925,505,163	8	$2,930,616,832	77	$15,834,253,656
Matt Kadnar	1	$235,001,706	1	$0	0	$0
Tracey Keenan	1	$222,625,856	0	$0	0	$0
Van Le	1	$36,444,046	0	$0	0	$0
Riti Samanta[2]	0	$0	0	$0	0	$0
John Thorndike	11	$12,925,505,163	8	$2,930,616,832	77	$15,834,253,656
Tina Vandersteel	1	$4,353,193,676	3	$2,785,524,602	0	$0
Josh White	4	$3,948,359,047	0	$0	6	$894,617,337
Lucas White	2	$637,041,126	2	$139,877,765	2	$126,807,944

Senior Member	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Tariq Ali	0	$0	0	$0	0	$0
Joe Auth	0	$0	0	$0	0	$0
Amit Bhartia	0	$0	0	$0	1	$128,000,710
B.J. Brannan	0	$0	0	$0	0	$0
Warren Chiang	0	$0	0	$0	0	$0
Ty Cobb	0	$0	0	$0	1	$423,364,225
Arjun Divecha	0	$0	0	$0	1	$128,000,710
Jason Halliwell	0	$0	6	$6,795,596,753	2	$254,139,449
Thomas Hancock	0	$0	2	$64,899,528	1	$423,364,225
Simon Harris	0	$0	0	$0	0	$0
Anthony Hene	0	$0	0	$0	1	$423,364,225
Jason Hotra	0	$0	0	$0	1	$71,815,725
Ben Inker	0	$0	4	$2,814,832,881	34	$3,333,624,392
Matt Kadnar	0	$0	0	$0	0	$0
Tracey Keenan	0	$0	0	$0	0	$0
Van Le	0	$0	0	$0	0	$0
Riti Samanta[2]	0	$0	0	$0	0	$0
John Thorndike	0	$0	4	$2,814,832,881	34	$3,333,624,392
Tina Vandersteel	0	$0	2	$1,380,528,866	0	$0
Josh White	0	$0	0	$0	0	$0
Lucas White	0	$0	1	$11,067,289	0	$0

1 For some senior members, “Total assets” includes assets invested by other Funds.

2 Information about the accounts overseen or managed by Ms. Samanta is provided as of May 31, 2020.

In addition, in the sub-section captioned “Senior Member Fund Ownership” in the section captioned “Portfolio Management,” the tables appearing on pages 95-97 of the SAI that set forth the dollar range of each senior member’s direct and indirect beneficial share ownership are replaced with the following:

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Tariq Ali	Special Opportunities Fund	None

Joe Auth	High Yield Fund	None
	Opportunistic Income Fund	$100,001 - $500,000

Amit Bhartia	Emerging Domestic Opportunities Fund	Over $1,000,000
	Emerging Markets Fund	$10,001 - $50,000

B.J. Brannan	Alternative Allocation Fund	$50,001 - $100,000

Warren Chiang	Emerging Markets Fund	$100,001 - $500,000

Ty Cobb	Quality Fund	$100,001 - $500,000
	Cyclical Focus Fund	None[1]

Arjun Divecha	Emerging Domestic Opportunities Fund	Over $1,000,000
	Emerging Markets Fund	Over $1,000,000

Jason Halliwell	SGM Major Markets Fund	None

Thomas Hancock	Climate Change Fund	Over $1,000,000
	Quality Fund	Over $1,000,000
	Resources Fund	Over $1,000,000
	Cyclical Focus Fund	None[1]

Simon Harris	International Equity Fund	None
	Risk Premium Fund	None
	Tax-Managed International Equities Fund	None
	U.S. Equity Fund	None
	U.S. Small Cap Value Fund	None

Anthony Hene	Quality Fund	$100,001 - $500,000
	Cyclical Focus Fund	$100,001 - $500,000[1]

Jason Hotra	Multi-Sector Fixed Income Fund	$50,001 - $100,000

Ben Inker	Alternative Allocation Fund	None
	Asset Allocation Bond Fund	None
	Benchmark-Free Allocation Fund	Over $1,000,000
	Benchmark-Free Fund	None
	Global Asset Allocation Fund	None
	Global Developed Equity Allocation Fund	None
	Global Equity Allocation Fund	None
	Implementation Fund	None
	International Developed Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Strategic Opportunities Allocation Fund	None

Matt Kadnar	Alternative Allocation Fund	$100,001 - $500,000

Tracey Keenan	Strategic Short-Term Fund	None
	U.S. Treasury Fund	None

Van Le	Risk Premium Fund	None

Riti Samanta	Multi-Sector Fixed Income Fund	None[1]

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
John Thorndike	Asset Allocation Bond Fund	None
	Benchmark-Free Allocation Fund	None
	Benchmark-Free Fund	None
	Global Asset Allocation Fund	None
	Global Developed Equity Allocation Fund	None
	Global Equity Allocation Fund	None
	Implementation Fund	None
	International Developed Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Strategic Opportunities Allocation Fund	None

Tina Vandersteel	Emerging Country Debt Fund	$100,001 - $500,000
	Emerging Country Debt Shares Fund	None

Josh White	International Equity Fund	None
	Tax-Managed International Equities Fund	None
	U.S. Equity Fund	None
	U.S. Small Cap Value Fund	None

Lucas White	Climate Change Fund	$100,001 - $500,000
	Resources Fund	$100,001 - $500,000

1 Information is provided as of May 31, 2020.

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
Tariq Ali	Special Opportunities Fund	None

Joe Auth	High Yield Fund	None
	Opportunistic Income Fund	None

Amit Bhartia	Emerging Domestic Opportunities Fund	None
	Emerging Markets Fund	None

B.J. Brannan	Alternative Allocation Fund	None

Warren Chiang	Emerging Markets Fund	None

Ty Cobb	Quality Fund	None
	Cyclical Focus Fund	None[1]

Arjun Divecha	Emerging Domestic Opportunities Fund	None
	Emerging Markets Fund	None

Jason Halliwell	SGM Major Markets Fund	$1 - $10,000

Thomas Hancock	Climate Change Fund	None
	Quality Fund	None
	Resources Fund	None
	Cyclical Focus Fund	None[1]

Simon Harris	International Equity Fund	$10,001 - $50,000
	Risk Premium Fund	None
	Tax-Managed International Equities Fund	None
	U.S. Equity Fund	$1 - $10,000
	U.S. Small Cap Value Fund	$1 - $10,000

Anthony Hene	Quality Fund	$10,001 - $50,000
	Cyclical Focus Fund	None[1]

Jason Hotra	Multi-Sector Fixed Income Fund	None

Ben Inker	Alternative Allocation Fund	None
	Asset Allocation Bond Fund	None
	Benchmark-Free Allocation Fund	None
	Benchmark-Free Fund	None
	Global Asset Allocation Fund	None
	Global Developed Equity Allocation Fund	None
	Global Equity Allocation Fund	None
	Implementation Fund	Over $1,000,000
	International Developed Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Strategic Opportunities Allocation Fund	None

Matt Kadnar	Alternative Allocation Fund	None

Tracey Keenan	Strategic Short-Term Fund	None
	U.S. Treasury Fund	$1 - $10,000

Van Le	Risk Premium Fund	None

Riti Samanta	Multi-Sector Fixed Income Fund	None[1]

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
John Thorndike	Asset Allocation Bond Fund	None
	Benchmark-Free Allocation Fund	None
	Benchmark-Free Fund	None
	Global Asset Allocation Fund	None
	Global Developed Equity Allocation Fund	None
	Global Equity Allocation Fund	None
	Implementation Fund	None
	International Developed Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Strategic Opportunities Allocation Fund	None

Tina Vandersteel	Emerging Country Debt Fund	None
	Emerging Country Debt Shares Fund	None[1]

Josh White	International Equity Fund	$10,001 - $50,000
	Tax-Managed International Equities Fund	None
	U.S. Equity Fund	$1 - $10,000
	U.S. Small Cap Value Fund	$1 - $10,000

Lucas White	Climate Change Fund	None
	Resources Fund	None

1 Information is provided as of May 31, 2020.